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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               February 1, 2001

                               USA NETWORKS, INC.

        (Exact Name of Registration business as Specified in Its Charter)

         Delaware                   0-20570                     59-2712887
(State or other Jurisdiction    (Commission File             (I.R.S. Employer
     of incorporation)              Number)               Identification Number)

                 152 West 57th Street, New York, New York 10019
          (Address, including zip code, of Principal Executive Offices)

                                 (212) 314-7300
               (Registrant's telephone number including area code)

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Item 7(c).  Exhibits.

99.1     Press Release dated February 1, 2001

99.2     Forward-Looking Financial Information

99.3     Supplemental Information

Item 9.  Regulation FD Disclosure

         On February 1, 2001, the Registrant issued a press release announcing its results for the quarter ended December 31, 2000.
         The full text of this press release, appearing in Exhibit 99.1 hereto, the forward-looking financial information, appearing in
         Exhibit 99.2 hereto, and the supplemental information, appearing in
         Exhibit 99.3 hereto, are furnished and not filed pursuant to Regulation FD.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 1, 2001

                                  USA NETWORKS, INC.

                                  By: /s/ Julius Genachowski
                                      ------------------------------------------
                                      Name: Julius Genachowski
                                      Title: Senior Vice President and
                                             General Counsel


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                                EXHIBIT INDEX


99.1     Press Release dated February 1, 2001

99.2     Forward-Looking Financial Information

99.3     Supplemental Information